Exhibit 99.1

GIBSON, DUNN & CRUTCHER LLP

200 Park Avenue

New York, NY 10166-0193

(212) 351-4000

Matthew J. Williams

Keith R. Martorana

Attorneys for the Motors Liquidation Company GUC Trust

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

----------------------------------------------------------------------------------x
:
In re	:	Chapter 11 Case No.
:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (MG)
f/k/a General Motors Corp., et al.	:
	:	(Jointly Administered)
Debtors.	:
----------------------------------------------------------------------------------x

MOTORS LIQUIDATION COMPANY GUC TRUST

QUARTERLY SECTION 6.2(C) REPORT AND

BUDGET VARIANCE REPORT AS OF SEPTEMBER 30, 2016

The Motors Liquidation Company GUC Trust (the “GUC Trust”), by its undersigned counsel, pursuant to the Second Amended and Restated Motors Liquidation Company GUC Trust Agreement dated July 30, 2015 and between the parties thereto (as amended, the “GUC Trust Agreement”) and in accordance with Paragraph 31 of the order of this Court dated March 29, 2011 confirming the Debtors’ Second Amended Joint Chapter 11 Plan of liquidation dated March 18, 2011 of Motors Liquidation Company and its affiliated post-effective date debtors (the “Confirmation Order”), hereby files the following for the most recently ended fiscal quarter of the GUC Trust.

Reporting required under Section 6.2(c)(i) of the GUC Trust Agreement is annexed hereto as Exhibit A (the “6.2(c) Report”).

The quarterly variance report as described in the third sentence of Section 6.4 of the GUC Trust Agreement for the fiscal quarter ended September 30, 2016, in accordance with the Order Authorizing the GUC Trust Administrator to Liquidate New GM Securities for the Purpose of Funding Fees, Costs and Expenses of the GUC Trust and the Avoidance Action Trust, dated March 8, 2012, is annexed hereto as Exhibit B (the “Budget Variance Report”).

The 6.2(c) Report is not intended to constitute, and should not be construed as, investment advice. The 6.2(c) Report has been provided to comply with the GUC Trust Agreement and the Confirmation Order and for informational purposes only and may not be relied upon to evaluate the merits of investing in any securities or interests referred to herein.

The GUC Trust has no officers, directors or employees. The GUC Trust and Wilmington Trust Company, solely in its capacity as trustee and trust administrator (the “GUC Trust Administrator”), rely solely on receiving accurate information, reports and other representations from GUC Trust professionals and other service providers to the GUC Trust. In submitting the 6.2(c) Report, the Budget Variance Report and executing any related documentation on behalf of the GUC Trust, the GUC Trust Administrator has relied upon the accuracy of such reports, information and representations.

Dated: New York, New York

   October 26, 2016

GIBSON, DUNN & CRUTCHER LLP

By:	/s/ Matthew J. Williams
Matthew J. Williams
Keith R. Martorana
200 Park Avenue
New York, NY 10166-0193
(212) 351-4000

Attorneys for the Motors Liquidation Company GUC Trust

EXHIBIT A

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of June 30, 2015	As of September 30, 2015	As of December 31, 2015	As of March 31, 2016	As of June 30, 2016	As of September 30, 2016 (prior to current quarter activity)	Cumulative as of September 30, 2016 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
A.	Number of Units Outstanding	0	31,853,702	31,853,702	31,853,702	31,853,758	31,853,758	31,853,834	31,853,834	130	31,853,964	(3)

B.	GUC Trust Distributable Assets											(2)(4)
	GUC Trust Common Stock Assets	150,000,000	6,830,325	—	—	—	—	—	—	0	0
	GUC Trust Warrant Assets “A”	136,363,635	6,209,295	—	—	—	—	—	—	0	0
	GUC Trust Warrant Assets “B”	136,363,635	6,209,295	—	—	—	—	—	—	0	0
	GUC Trust Dividend Assets	$0	$10,245,488	$12,926,665	$12,767,698	$12,845,923	$12,892,810	$12,917,880	$12,917,880	$(3,116,940)	$12,918,083
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$452,642,206	$447,075,027	$449,814,244	$451,456,153	$452,333,888	$452,333,888	$(109,144,197)	$452,340,930

C.	Claims Summary											(5)
	Total Allowed Amount (i.e., all currently Allowed General Unsecured Claims as of date specified)	$29,770,812,132	$31,853,630,294	$31,853,630,294	$31,853,685,624	$31,853,685,624	$31,853,761,050	$31,853,892,020	$31,853,892,020
	Maximum Amount of all Disputed General Unsecured Claims (in the aggregate)	$8,153,859,851	$70,000,000	$70,000,000	$70,000,000	$70,000,000	$70,000,000	$70,000,000	$70,000,000
	Maximum Amount of all Unresolved Term Loan Avoidance Action Claims (in the aggregate)	$1,500,000,000	$1,500,000,000	$1,500,000,000	$1,499,944,670	$1,499,944,670	$1,499,833,564	$1,499,612,573	$1,499,612,573
	Maximum Amount of all Unresolved Other Avoidance Action Claims (in the aggregate)	$0	$0	$0	$0	$0	$0	$0	$0
	Aggregate Maximum Amount (i.e., Maximum Amount of all Disputed General Unsecured Claims, Term Loan Avoidance Action Claims and Unresolved Other Avoidance Action Claims)	$9,653,859,851	$1,570,000,000	$1,570,000,000	$1,569,944,670	$1,569,944,670	$1,569,833,564	$1,569,612,573	$1,569,612,573
	Current Total Amount	$39,424,671,983	$33,423,630,294	$33,423,630,294	$33,423,630,294	$33,423,630,294	$33,423,594,614	$33,423,504,593	$33,423,504,593

D.	Holdback											(6)(7)
	Protective Holdback - GUC Common Stock Assets	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Common Stock Assets	0	469,942	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Common Stock Assets	95,060	300,891	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Common Stock Assets	0	3,635,462	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “A”	0	427,194	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “A”	86,414	273,537	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “A”	0	3,304,966	0	0	0	0	0	0
	Protective Holdback - GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0
	Additional Holdback - GUC Trust Warrant Assets “B”	0	427,194	0	0	0	0	0	0
	Reporting and Transfer Holdback - GUC Trust Warrant Assets “B”	86,414	273,537	0	0	0	0	0	0
	Taxes on Distribution Holdback - GUC Trust Warrant Assets “B”	0	3,304,966	0	0	0	0	0	0
	Protective Holdback - other GUC Trust Distributable Cash	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - other GUC Trust Distributable Cash	$0	$0	$36,895,444	$26,901,642	$27,425,874	$26,399,128	$18,731,111	$18,731,111
	Reporting and Transfer Holdback - other GUC Trust Distributable Cash	$0	$0	$23,813,546	$18,387,534	$18,371,577	$18,394,320	$21,538,792	$21,538,792
	Taxes on Distribution Holdback - other GUC Trust Distributable Cash	$0	$0	$105,721,487	$106,673,935	$104,522,962	$104,627,687	$0	$0
	Protective Holdback - GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0
	Additional Holdback - GUC Trust Dividend Assets	$0	$874,092	$1,053,690	$768,286	$783,281	$753,958	$534,977	$534,977
	Reporting and Transfer Holdback - GUC Trust Dividend Assets	$0	$559,657	$680,068	$525,111	$524,656	$525,305	$615,104	$615,104
	Taxes on Distribution Holdback - GUC Trust Dividend Assets	$0	$6,761,959	$3,019,197	$3,046,397	$2,984,971	$2,987,960	$0	$0

E.	Claim Disposition											(5)
	Resolved Allowed General Unsecured Claims allowed	Not applicable	$0	$0	$55,330	$0	$75,426	$130,970	$2,081,645,233
	Disputed General Unsecured Claims disallowed	Not applicable	$0	$0	$0	$0	$35,680	$90,021	$6,002,381,053
	Unresolved Term Loan Avoidance Action Claims resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0
	Other Avoidance Action Claims, resolved in favor of the respective defendants	Not applicable	$0	$0	$0	$0	$0	$0	$0

F.	Distributions in respect of Resolved Allowed General Unsecured Claims of -											(1)(8)
	GUC Common Stock Assets	0	0	0	0	0	0	0	121,477,839	0	121,477,695
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	110,434,452	0	110,434,410
	GUC Trust Dividend Assets	$0	$0	$0	$0	$452	$0	$614	$13,445	$1,064	$15,123
	other GUC Trust Distributable Cash	$0	$0	$0	$0	$15,791	$0	$21,517	$15,791	$37,271	$74,578

G.	Distributions in respect of Units of -											(1)
	GUC Common Stock Assets	0	0	0	0	0	0	0	15,852,786	0	15,852,786
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	14,411,619	0	14,411,619
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	14,411,619	0	14,411,619
	GUC Trust Dividend Assets	$0	$0	$0	$3,601,721	$0	$0	$0	$6,943,328	$3,115,876	$10,059,204
	other GUC Trust Distributable Cash	$0	$0	$0	$126,120,117	$0	$0	$0	$126,120,117	$109,106,927	$235,227,043

1 of 2

Motors Liquidation Company GUC Trust

Claims and Distribution Summary

		Per section 6.2 (c)(i)
		As of Effective Date	As of June 30, 2015	As of September 30, 2015	As of December 31, 2015	As of March 31, 2016	As of June 30, 2016	As of September 30, 2016 (prior to current quarter activity)	Cumulative as of September 30, 2016 (prior to current quarter activity) (Note 2)	In respect of post closing adjustments	Cumulative total including amounts in respect of current quarter activity and post-closing adjustments (Note 2)	Notes
H.	Excess GUC Trust Distributable Assets reserved for distribution to holders of Units of -											(9)
	GUC Common Stock Assets	0	0	0	0	0	0	0	0	0
	GUC Trust Warrant Assets “A”	0	0	0	0	0	0	0	0	0
	GUC Trust Warrant Assets “B”	0	0	0	0	0	0	0	0	0
	GUC Trust Dividend Assets	$0	$0	$0	$0	$0	$0	$0	$0	$0
	other GUC Trust Distributable Cash (whether held by MLC or the GUC Trust)	$0	$0	$0	$0	$0	$0	$0	$0	$0

I.	Additional Shares received (whether held by MLC or the GUC Trust)	0	0	0	0	0	0	0	0
Memo	Supplemental Information - In respect of distributions to newly Resolved Allowed General Unsecured Claims at next quarterly distribution
	Number of Units to Resolved Allowed General Unsecured Claims									130

	Distributions in respect of Resolved Allowed General Unsecured Claims of -
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0
	Excess GUC Trust Distributable Assets
	GUC Common Stock Assets									0
	GUC Trust Warrant Assets “A”									0
	GUC Trust Warrant Assets “B”									0

Memo	Supplemental Information - Claims Summary											(10)
	Total filed claims		$216,720,509,182	$216,720,509,182	$216,720,564,512	$216,720,564,512	$216,720,600,192	$216,720,690,213

	Total scheduled only, liquidated claims		$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409	$3,771,299,409

	Total filed and scheduled claims		$220,491,808,591	$220,491,808,591	$220,491,863,921	$220,491,863,921	$220,491,899,601	$220,491,989,622

	Claims as currently ordered		$31,923,630,294	$31,923,630,294	$31,923,685,624	$31,923,685,624	$31,923,761,050	$31,923,892,020

	Term Loan Avoidance Action		$1,500,000,000	$1,500,000,000	$1,499,944,670	$1,499,944,670	$1,499,833,564	$1,499,612,573

	Current Total Amount		$33,423,630,294	$33,423,630,294	$33,423,630,294	$33,423,630,294	$33,423,594,614	$33,423,504,593
	Claims summary by category (as currently ordered)
	Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$326,492,333	$326,492,333	$326,492,333	$326,492,333	$326,492,333	$326,492,333
	Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$50,148,289	$50,148,289	$50,203,619	$50,203,619	$50,279,045	$50,410,014
	Claims summary by category (allowed amounts)
	Accounts Payable and Executory Contracts		$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528	$857,091,528
	Asbestos		$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000	$625,000,000
	Debt		$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061	$28,817,289,061
	Employee		$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274	$1,004,339,274
	Environmental		$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417	$239,537,417
	Litigation		$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333	$306,492,333
	Workers Compensation		$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393	$3,732,393
	Other		$148,289	$148,289	$203,619	$203,619	$279,045	$410,014

2 of 2

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

(1)	The Initial Distribution Date took place on or about April 21, 2011 (with a secondary distribution on or about May 26, 2011 to certain holders of allowed claims as of the Initial Distribution Date who did not receive the April 21, 2011 distribution). Since the Initial Distribution Date, the GUC Trust has made distributions in any quarter where (i) Disputed General Unsecured Claims or Unresolved Term Loan Avoidance Action Claims were allowed during the immediately preceding quarter, or (ii) where the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold. These footnotes describe only the distributions presented in the accompanying section 6.2(c) Report; for further information on prior distributions, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

During the quarter ended June 30, 2015, no Disputed General Unsecured Claims or Unresolved Term Loan Avoidance Action Claims were allowed, and thus no distribution was required to be made to holders of Resolved Allowed General Unsecured Claims in respect of such quarter. In addition, because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended June 30, 2015, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended September 30, 2015, no Disputed General Unsecured Claims or Unresolved Term Loan Avoidance Action Claims were allowed, and thus no distribution was required to be made to holders of Resolved Allowed General Unsecured Claims in respect of such quarter. However, as of September 30, 2015, the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold, primarily as a result of a release of distributable assets of the GUC Trust that were previously set aside in respect of potential Taxes on Distribution. Accordingly, the GUC Trust made a distribution of Excess GUC Trust Distributable Assets to holders of Units on or about November 16, 2015, consisting of $129,721,838 in cash (inclusive of cash previously received by the GUC Trust in the form of dividends on New GM Common Stock (“Dividend Assets”)).

During the quarter ended December 31, 2015, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust made a distribution of approximately $16,242 to holders of such claims. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended December 31, 2015, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended March 31, 2016, no Disputed General Unsecured Claims or Unresolved Term Loan Avoidance Action Claims were allowed, and thus no distribution was required to be made to holders of Resolved Allowed General Unsecured Claims in respect of such quarter. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended March 31, 2016, no distribution to holders of Units was required to be made in respect of such quarter.

During the quarter ended June 30, 2016, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust made a distribution of approximately $22,131 to holders of such claims. Because the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold for the quarter ended June 30, 2016, no distribution to holders of Units was made in respect of such quarter.

During the quarter ended September 30, 2016, certain Unresolved Term Loan Avoidance Action Claims were allowed, and the GUC Trust is required to make a distribution of approximately $38,335 to holders of such claims. In addition, as of September 30, 2016, the amount of Excess GUC Trust Distributable Assets exceeded the Distribution Threshold, primarily as a result of a release of distributable assets of the GUC Trust that were previously set aside in respect of potential Taxes on Distribution. Accordingly, the GUC Trust currently anticipates making a distribution of Excess GUC Trust Distributable Assets to holders of Units on or about November 14, 2016, consisting of $112,222,803 in cash (inclusive of cash Dividend Assets).

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

(2)	On January 14, 2014, New GM declared a dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on March 28, 2014. On April 8, 2014, New GM declared a second quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on June 26, 2014. On August 12, 2014, New GM declared a third quarterly dividend of $.30 per share on the shares of New GM Common Stock and paid such dividend on September 26, 2014. On October 7, 2014, New GM declared a fourth quarterly dividend of $0.30 per share on the shares of New GM Common Stock and paid such dividend on December 23, 2014. On January 21, 2015, New GM declared a fifth quarterly dividend of $.30 per share on the shares of New GM Common Stock and paid such dividend on March 24, 2015. On April 13, 2015, New GM declared a sixth quarterly dividend of $.36 per share on the shares of New GM Common Stock and paid such dividend on June 23, 2015. Each of the foregoing dividends, to the extent paid on or prior to or declared in the quarter subsequent to the applicable date of measurement are referred to herein as “Current Dividends.” Each of the foregoing dividends, to the extent not paid on or prior to or declared in the quarter subsequent to the applicable date of measurement, together with any potential future dividends which previously could have been declared and paid in the future on New GM Common Stock previously held by the GUC Trust are referred to herein as “Potential Future Dividends.”

On June 3, 2015, the GUC Trust Administrator filed a motion (the “Liquidation Motion”) with the Bankruptcy Court seeking an order authorizing the GUC Trust Administrator to exercise and/or liquidate the GUC Trust’s holdings of New GM Warrants and New GM Common Stock. On July 2, 2015, the Bankruptcy Court entered an order granting the relief requested in the Liquidation Motion (the “Liquidation Order”). Following entry of the Liquidation Order, and in compliance therewith, the GUC Trust Administrator exercised all of the New GM Warrants then held by the GUC Trust using a cashless exercise feature, and then liquidated all of its holdings of New GM Common Stock (including the proceeds of the exercised New GM Warrants) for cash.

As of the quarter ended September 30, 2016, but prior to current quarter activity and post-closing adjustments, the GUC Trust’s Distributable Assets consisted solely of $465,251,768 in cash and marketable securities ($452,333,888 of which represents the proceeds of the liquidated New GM Securities that were categorized as GUC Trust Distributable Assets, and $12,917,880 of which represents Dividend Assets).

The following table summarizes the changes in the cash and marketable securities that comprise the GUC Trust’s “Distributable Assets as of September 30, 2016 (prior to current quarter activity)” to the “Cumulative total including current quarter activity and post-closing adjustments”

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

	Other GUC Trust Distributable Cash	GUC Trust Dividend Assets	Total Other GUC Trust Distributable Cash and GUC Trust Dividend Assets
GUC Trust Distributable Assets as of September 30, 2016 (prior to current quarter activity)	$452,333,888	$12,917,880	$465,251,768
Adjustments for distributions payable for newly Allowed Claims	(37,271)	(1,064)	(38,335)
Adjustments to “set aside” Other GUC Trust Distributable Cash and GUC Trust Dividend Assets	109,151,240	3,117,143	112,268,383
Expected Excess Distribution	(109,106,927)	(3,115,876)	(112,222,803)

Cumulative GUC Trust Distributable Assets of September 30, 2016 including amounts in respect of current quarter activity and post-closing adjustments)	$452,340,930	$12,918,083	$465,259,013

(3)	Units represent the contingent right to receive, on a pro rata basis as provided in the Plan, Excess GUC Trust Distributable Assets (as described in greater detail in Sections G and H hereof). As a result of the no-action relief received from the SEC in May 2012 (which provided that the SEC would not recommend enforcement if the Units were issued in a global transferable form but were not registered under Section 12(g) of the Securities Exchange Act of 1934, as amended), each holder of an Allowed General Unsecured Claim is issued Units in global form only, registered in the name of and held only through the participants of DTC, as depositary. Previous to the receipt of such no-action relief, the Units were evidenced by appropriate notation on the books and records of the GUC Trust only and were not held through DTC.

Units are issued at a ratio of one Unit for each $1,000 in amount of allowed general unsecured claims, such that if all Disputed General Unsecured Claims as of September 30, 2016 were subsequently allowed, the GUC Trust would issue approximately 33.43 million Units (inclusive of all Units previously distributed). Units in respect of general unsecured claims allowed as of the Initial Distribution were not issued until after the Effective Date. Hence, for purposes of this presentation only, Units outstanding as of the Effective Date are deemed to be zero. The 31,853,834 Units outstanding as of September 30, 2016 correlate to the $31.85 billion in allowed claims as of June 30, 2016. The Number of Units outstanding as of September 30, 2016 does not directly correspond to allowed claims as of June 30, 2016 on a 1 to 1,000 basis because 71 additional Units were issued due to rounding.

(4)	The amounts reported as GUC Trust Distributable Assets are net of liquidating distributions payable in respect of Allowed General Unsecured Claims as further described in Notes 4, 5 and 6 of the Notes to the Financial Statements of the GUC Trust for the quarter ended June 30, 2016 as previously filed.

(5)	The categories presented under Sections C and E hereof correspond to terms defined in the GUC Trust Agreement and further described in Notes 2, 3 and 4 of the Notes to the Financial Statements of the GUC Trust for the quarter ended June 30, 2016, as previously filed.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

(6)	Section 2.3(e)(i) of the GUC Trust Agreement required MLC, on behalf of the GUC Trust, to sell New GM Securities in the approximate amount of $5.75 million on, or as soon as reasonably practical after, the Effective Date of the Plan. The proceeds of this sale were required to be used to provide the initial funding for certain reporting costs of the GUC Trust (“Reporting and Transfer Costs”). In respect thereof, on May 24, 2011, MLC, on behalf of the GUC Trust, sold 87,182 shares of New GM Common Stock and 79,256 warrants of each class of warrants, resulting in cash proceeds of $5,649,328 (the “Reporting and Transfer Cash”), which proceeds were held by MLC on behalf of the GUC Trust until MLC’s dissolution on December 15, 2011. On December 15, 2011, MLC transferred, net of payments already made on account of such Reporting and Transfer Costs, $2,049,608 of these funds to the GUC Trust and $500,000 to the Avoidance Action Trust in accordance with Section 2.3 of the GUC Trust Agreement.

In addition to the initial funding of the Reporting and Transfer Costs as described above, the GUC Trust Agreement (together with the Liquidation Order) affords the GUC Trust Administrator, with the approval of the GUC Trust Monitor, the discretion and authority to set aside from distribution New GM Securities (or the proceeds thereof) and Dividend Assets in numbers sufficient to satisfy (i) any current or projected fees, costs and expenses (including certain tax obligations and administrative costs) of the GUC Trust (the “Wind-Down Costs”) that were not budgeted or exceed the amounts budgeted for use from the funds contributed by MLC on the Effective Date of the Plan for purposes of satisfying such Wind-Down Costs, (ii) any current or projected Reporting and Transfer Costs that exceed the then currently available funds, or (iii) any current or projected income tax liabilities of the GUC Trust arising from the disposition of New GM Securities (“Taxes on Distribution”). This process is not related to, and is separate from, the process of recognizing current and deferred income tax liabilities, as well as reserves for expected costs of liquidation in the Statement of Net Assets in Liquidation, as a matter of financial reporting. Such liabilities and reserves must be determined in accordance with generally accepted accounting principles applicable to the GUC Trust. By contrast, the estimates of projected costs and potential liabilities for which the GUC Trust may set aside New GM Securities (or the proceeds thereof) and Dividend Assets are generally made on a more conservative (i.e., more inclusive) basis over the duration of the GUC Trust and include contingencies and amounts of potential income tax liabilities that are not permitted to be recognized under applicable accounting standards. The GUC Trust Administrator may liquidate New GM Securities and use Dividend Assets (or use the proceeds of previously liquidated New GM Securities) that have been set aside from distribution to fund (with the required approval of the Bankruptcy Court) the current or projected Wind-Down Costs or Reporting and Transfer Costs of the GUC Trust and (with the required approval of the GUC Trust Monitor) current and potential Taxes on Distribution.

Beginning in the fiscal quarter ended December 2011, the GUC Trust Administrator set aside from distribution, in accordance with Sections 6.1(b), 6.1(c), and 6.1(d) of the GUC Trust Agreement and with the approval of the GUC Trust Monitor, New GM Securities in numbers that the GUC Trust Administrator determined were necessary to satisfy then current and projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution of the GUC Trust (collectively, the “Set Aside Securities”). Because the GUC Trust Administrator reevaluated (and continues to reevaluate) the projected Wind-Down Costs and Reporting and Transfer Costs and the potential Taxes on Distribution of the GUC Trust on a quarterly basis, and because fluctuations in the market values of the Set Aside Securities (when applicable) also impacted the calculations of the numbers of such securities needed to be set aside to satisfy such estimated costs and liabilities, the numbers of the Set Aside Securities (or proceeds thereof) have necessarily fluctuated over time.

While the GUC Trust has employed various methodologies for calculating the set asides associated with Wind-Down Costs and Reporting and Transfer Costs (the “Administrative Costs Set Aside Methodology”) and potential Taxes on Distribution (the “Taxes on Distribution Set Aside Methodology”), during the periods presented in the accompanying section 6.2(c) Report (other than for the periods ended September 30, 2015 and thereafter, which are discussed below), such set asides were calculated primarily in the following manner (for further information on prior periods, please see the prior section 6.2(c) Reports available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/):

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

•	Administrative Costs Set Aside Methodology: Estimates of projected Wind-Down Costs (including Dividend Taxes (defined below)) and Reporting and Transfer Costs were converted into the number of New GM Securities to be set aside from distribution by dividing such estimates by the trailing twelve-month average closing prices for the New GM Securities; and

•	Taxes on Distribution Set Aside Methodology: Estimates of potential Taxes on Distribution were arrived at by applying the applicable U.S. federal income tax rate to estimates of potential capital gains, including (a) realized capital gains that were still subject to adjustment by the Internal Revenue Service, less any current period losses (exclusive of Current Dividends) and future tax deductible expenses, and (b) potential future capital gains on holdings of New GM Securities at the date of measurement. Such potential future capital gains were determined by comparing the highest closing price for the New GM Securities since December 15, 2011, against the tax basis of the New GM Securities. For realized capital gains and potential future capital gains, such tax basis was determined based on the date of transfer of record ownership of the New GM Securities on December 15, 2011. Potential Taxes on Distribution were then converted into the number of New GM Securities to be set aside from distribution by dividing such estimates by the trailing twelve-month average closing prices for the New GM Securities.

In March 2012, December 2012, and January 2015, the GUC Trust Administrator sought and received authority from the Bankruptcy Court to liquidate Set Aside Securities (and use associated Dividend Assets) for the purposes of funding then current and projected Wind-Down Costs and Reporting and Transfer Costs for the calendar years 2011 through 2015, as well as certain fees, costs and expenses of the Avoidance Action Trust (“Avoidance Action Trust Administrative Costs”) estimated for the calendar years 2012, 2013 and 2014 (collectively, the “Initial Cost Funding Orders”). In the aggregate, pursuant to the Initial Cost Funding Orders, the GUC Trust liquidated (i) 640,855 shares of New GM Common Stock and 582,580 warrants of each class of warrant for the aggregate proceeds of $37,670,068 (including $123,160 of associated Dividend Assets) in respect of Wind-Down Costs; (ii) 315,764 shares of New GM Common Stock and 287,051 warrants of each class of warrant for the aggregate proceeds of $18,354,464 (including $46,728 of associated Dividend Assets) in respect of Reporting and Transfer Costs; and (iii) 269,422 shares of New GM Common Stock and 244,929 warrants of each class of warrant for the aggregate proceeds of $13,715,264 in respect of Avoidance Action Trust Administrative Costs (which amount was subsequently transferred to the Avoidance Action Trust). Copies of the Initial Cost Funding Orders are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

The following New GM Securities and Dividend Assets were set aside for each of the periods presented in the accompanying 6.2(c) Report (other than the September 30, 2015 and subsequent fiscal quarters):

•	As of June 30, 2015: the GUC Trust had set aside from distribution, in the aggregate, 770,833 shares of New GM Common Stock, 700,731 warrants of each class of warrants and $1,433,749 in Dividend Assets to fund projected Wind-Down Costs and Reporting and Transfer Costs; and 3,635,462 shares of New GM Common Stock, 3,304,966 warrants of each class of warrants, and $6,761,959 in Dividend Assets to fund potential Taxes on Distribution.

Following the liquidation of all of the New GM Securities held by the GUC Trust pursuant to the Liquidation Order, the GUC Trust Administrator simplified the Administrative Costs Set Aside Methodology and the Taxes on Distribution Set Aside Methodology in the following manner (the “Revised Administrative Costs Set Aside Methodology” and “Revised Taxes on Distribution Set Aside Methodology,” respectively):

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

•	Revised Administrative Costs Set Aside Methodology: Cash proceeds of the liquidation, together with Dividend Assets, are set aside from distribution in an amount equal to the estimates of projected Wind-Down Costs (including Dividend Taxes and income taxes on investment income) and Reporting and Transfer Costs; and

•	Revised Taxes on Distribution Set Aside Methodology: Cash proceeds of the liquidation, together with Dividend Assets, are set aside from distribution in an amount equal to estimates of potential Taxes on Distribution, primarily applicable to such liquidation. Estimates of potential Taxes on Distribution are arrived at by applying the applicable U.S. federal income tax rate to realized capital gains that are still subject to adjustment by the Internal Revenue Service, less current period losses (exclusive of Current Dividends and investment income) and estimated future tax deductible expenses. Such realized capital gains are determined using the tax basis of the New GM Securities based on the date of transfer of record ownership of the New GM Securities on December 15, 2011 and the tax basis of the New GM Common Stock received from the exercise of New GM Warrants.

As of September 30, 2015, the GUC Trust had set aside from distribution $62,442,748 to fund projected Wind-Down Costs and Reporting and Transfer Costs and $108,740,683 to fund potential Taxes on Distribution.

On November 17, 2015, the GUC Trust Administrator filed a motion seeking authority from the Bankruptcy Court to reallocate certain set aside Distributable Cash for use in funding projected Wind-Down Costs and Reporting and Transfer Costs for the calendar year 2016 (the “2016 Reallocation Motion”). In the aggregate, the 2016 Reallocation Motion sought authority to reallocate $7,518,800 in Distributable Cash for the purposes of satisfying projected Wind-Down Costs and $4,528,000 for the purposes of satisfying projected Reporting and Transfer Costs. On December 7, 2015, the Bankruptcy Court entered an order authorizing the 2016 Reallocation Motion (the “2016 Reallocation Order”). Copies of the 2016 Reallocation Motion and 2016 Reallocation Order are available at the Motors Liquidation Company GUC Trust website at https://www.mlcguctrust.com/.

As of December 31, 2015, the GUC Trust had set aside from distribution $46,582,574 to fund projected Wind-Down Costs and Reporting and Transfer Costs and $109,720,333 to fund potential Taxes on Distribution.

As of March 31, 2016, the GUC Trust had set aside from distribution $47,105,387 to fund projected Wind-Down Costs and Reporting and Transfer Costs and $107,507,932 to fund potential Taxes on Distribution.

As of June 30, 2016, the GUC Trust had set aside from distribution $46,072,711 to fund projected Wind-Down Costs and Reporting and Transfer Costs and $107,615,647 to fund potential Taxes on Distribution.

During the three months ended September 30, 2016, the amount of cash set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs of the GUC Trust decreased by $4,652,727 from the cash set aside as of June 30, 2016, with the total amount of such set aside cash aggregating $41,419,984 as of September 30, 2016. Such overall decrease was primarily due to the release of $2,420,847 of cash previously set aside for Dividend Taxes and income taxes on investment income (which are now not expected to be paid in the future as described below) and a net reduction in projected Wind-Down and Reporting and Transfer Costs over the estimated longest remaining life of the GUC Trust.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

During the three months ended September 30, 2016, the amount of cash set aside from distribution to fund potential Taxes on Distribution of the GUC Trust decreased by $107,615,647 from the cash set aside as of June 30, 2016, as a result of no cash being required to be set aside from distribution to fund potential Taxes on Distribution at September 30, 2016. All remaining New GM Securities were liquidated during the year ended March 31, 2016 pursuant to the Liquidation Order and, as a result of the application of Section 505(b) of the Bankruptcy Code, the Company’s U.S. federal income tax returns for the year ended March 31, 2016 and all prior years are no longer subject to examination by the Internal Revenue Service. As a result, no Taxes on Distributions (or Dividend Taxes or income taxes on investment income) are expected to be paid in the future at this time.

During all periods presented in the accompanying section 6.2(c) Report, the numbers of New GM Securities (or proceeds thereof) and Dividend Assets set aside from distribution to fund projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution were sufficient to satisfy such projected costs and potential taxes as estimated by the GUC Trust in accordance with the above detailed Administrative Costs Set Aside Methodology, the Taxes on Distribution Set Aside Methodology, the Revised Administrative Costs Set Aside Methodology, and the Revised Taxes on Distribution Set Aside Methodology, as applicable.

It is the view of the GUC Trust Administrator, after consultation with the GUC Trust Monitor and Trust Professionals, that the Revised Administrative Costs Set Aside Methodology and the Revised Taxes on Distribution Set Aside Methodology are generally conservative methodologies for calculating the projected administrative costs and potential tax obligations of the GUC Trust, respectively. Accordingly, it is the view of the GUC Trust Administrator and the GUC Trust Monitor that the cash currently held in the set asides for Wind-Down Costs, Reporting and Transfer Costs, and potential Taxes on Distribution would be sufficient to satisfy the administrative and tax obligations of the GUC Trust as of the date of this report. However, there can be no assurance that the cash set aside to fund projected Wind-Down Costs and Reporting and Transfer Costs and potential Taxes on Distribution will be sufficient to fund such costs and liabilities as they are actually incurred. In addition, there can be no assurance that, as a result of future evaluations, additional amounts of cash will not need to be set aside or utilized to fund additional costs and liabilities, beyond those that are currently included in the GUC Trust’s estimates.

(7)	The GUC Trust incurs a federal income tax liability at a rate of 39.6% on all cash dividends received in respect of New GM Common Stock that was held by the GUC Trust (“Dividend Taxes”) (unless such tax liability is reduced by utilization of net operating losses). Pursuant to the GUC Trust Agreement, Dividend Taxes (like certain other taxes) must be paid by the GUC Trust from the use of Excess GUC Trust Distributable Assets and not from the cash proceeds of the dividend itself. However, the cash dividends received on New GM Common Stock which ultimately comprise Excess GUC Trust Distributable Assets will be distributed, pro rata, to holders of Units when the liquidated proceeds of such New GM Common Stock is included in a distribution of Excess GUC Trust Distributable Assets.

For the three months ended December 31, 2014, and in all prior periods for which the GUC Trust held Dividend Assets, the GUC Trust Administrator included in the set aside for Wind-Down Costs an amount of New GM Securities and Dividend Assets that would be sufficient upon liquidation, in the GUC Trust Administrator’s estimation, to satisfy Dividend Taxes relating to the then Current Dividends. However, the GUC Trust Administrator, in consultation with Trust Professionals, had determined, for such prior periods, not to increase the set aside for Wind-Down Costs to include any potential liability for Dividend Taxes on any Potential Future Dividends. Such determination was based on uncertainty associated with a number of variables, including but not limited to (i) the likelihood of the payment of, and the timing of, any Potential Future Dividends, (ii) the amount per share of any Potential Future Dividends, and (iii) the numbers of shares of New GM Common Stock that would be held by the GUC Trust as of the record date of any Potential Future Dividend.

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

In the three months ended March 31, 2015, the GUC Trust Administrator, in consultation with Trust Professionals, determined that the level of uncertainty associated with certain of the aforementioned variables had sufficiently decreased, and that it was necessary to increase the set aside for Wind-Down Costs in an amount sufficient to cover all estimated Dividend Taxes associated with then anticipated Potential Future Dividends estimated to be received on the GUC Trust’s holdings of New GM Common Stock through December 2016 (the “Future Dividend Tax Set Aside”). In that regard, for the period ended March 31, 2015, the GUC Trust Administrator, in consultation with Trust Professionals, included in the set aside for Wind-Down Costs 240,555 shares of New GM Common Stock, 218,688 warrants of each class of warrants and $360,833 in Dividend Assets, for Dividend Taxes relating to the then Current Dividends and then Potential Future Dividends estimated to be received on the GUC Trust’s holdings of New GM Common Stock through December 2016. These set asides for Wind-Down Costs assumed that, through December 31, 2016, (i) New GM would continue to pay quarterly dividends at the then current rate per share, (ii) the number of shares of New GM Common Stock held by the GUC Trust as at March 31, 2015 (without giving effect to the Liquidation Order, which was an unknown variable at the time of measurement) would not decrease, and (iii) the GUC Trust’s current applicable income tax rate would not change.

On June 3, 2015, the GUC Trust Administrator filed the Liquidation Motion and, on July 2, 2015, the Bankruptcy Court entered the Liquidation Order. As of June 30, 2015, the GUC Trust Administrator had not yet liquidated the New GM Securities pursuant to the Liquidation Order; however, because it was expected that the GUC Trust would no longer hold shares of New GM Common Stock, it was no longer expected (as of June 30, 2015) that the GUC Trust would receive Potential Future Dividends. Accordingly, for the period ended June 30, 2015 (and for all future periods), the GUC Trust Administrator included in the set aside for Wind-Down Costs an amount of New GM Securities (or the proceeds thereof) and Dividend Assets that would be sufficient upon liquidation or use, in the GUC Trust Administrator’s estimation, to satisfy Dividend Taxes relating to the then Current Dividends, but eliminated the Future Dividend Tax Set Aside.

(8)	Distributions to holders of Resolved Allowed General Unsecured Claims include (a) distributions such claimants would have received had their claims been allowed as of the Initial Distribution Date (or the cash equivalent thereof following entry of the Liquidation Order) and (b) to the extent Excess GUC Trust Distributable Assets have previously been made available to Unit holders and/or are being made available at the time of the relevant distribution (or the cash equivalent thereof following entry of the Liquidation Order), additional assets in the form of New GM Securities and/or cash in respect of their being beneficiaries of certain numbers of Units.

(9)	Pursuant to the Plan, no portion of the initial distribution to claimants was made “in respect of Units”. Only subsequent distributions of Excess GUC Trust Distributable Assets are made “in respect of Units”.

As described in footnote (1) above, no distributions to holders of Units were made in any quarter where the amount of Excess GUC Trust Distributable Assets did not exceed the Distribution Threshold. Undistributed Excess GUC Trust Distributable Assets are reported in section H as Excess GUC Trust Distributable Assets set aside for distribution to holders of Units and will be held by the GUC Trust until the next calendar quarter for which the amount of Excess GUC Trust Distributable Assets exceeds the Distribution Threshold.

(10)

Categorizations represent a subjective assessment by the GUC Trust as to the nature of the underlying claims based on information provided by the claimant and/or contained in the books and records of the GUC Trust. Such categorizations are subject to change at the sole discretion of the GUC Trust and without notice to any party. Amounts represented herein represent Class 3 General Unsecured Claims (as defined in the Plan). The amounts as

Motors Liquidation Company GUC Trust

Notes to Claims and Distribution Summary – Section 6.2(c) Report

September 30, 2016

currently ordered represent unsecured claims at either, as applicable, (i) original amounts as filed, (ii) amounts as currently reclassified or reduced by court order, or (iii) amounts as allowed per executed or ordered settlement. The amounts as allowed represent Allowed Class 3 General Unsecured Claims (as defined in the Plan). The amounts as currently ordered contain a category denoted as “other” which, as of the quarter ended September 30, 2016, reflects an aggregate claim amount of approximately $50 million that is not associated with any particular claim but which has been set aside by the GUC Trust Administrator as a general claim contingency.

EXHIBIT B

MLC GUC Trust

Wind-Down

Actual vs. Approved Budget Report

($ in thousands)

		Jul - Sep 2016 Actual (1)	Jul - Sep 2016 Budget (2)	Actual o(u) Budget		Notes
				$	%
1	AlixPartners	$310.5	$310.5	$—	0%
2	Lead Counsel	0.0	37.5	(37.5)	0%	Lead counsel engagements have been terminated due to lack of litigation on remaining claims.
3	ADR	0.3	25.0	(24.7)	(99%)	Lower than anticipated activity related to remaining claims.

4	Total Professional Fees	$310.8	$373.0	$(62.2)	(17%)

5	Garden City Group	$12.2	$30.0	$(17.8)	(59%)	Lower than anticipated activity related to filings.
6	GUC Trustee Fees - Wilmington	455.2	455.0	0.2	0%
7	GUC Trustee Legal-Gibson	45.0	150.0	(105.0)	(70%)	Lower than anticipated activity related to wind down matters.
8	Trust Counsel (Gibson Dunn) (Recall Matters)	191.9	500.0	(308.1)	(62%)	Lower than anticipated acitivity related to recall matters.
9	Monitoring Fees	225.0	230.0	(5.0)	(2%)
10	Acctg & Tax Advisors	98.5	125.0	(26.5)	(21%)	Lower than forecast activity for tax advisor and investment management fees.
11	US Trustee Fees	13.0	13.0	0.0	0%
12	Insurance Expense - Wind Down	60.5	62.2	(1.7)	(3%)
13	Michigan Tax on DIP Loan	0.0	0.0	0.0	0%

14	Total Other Costs	$1,101.3	$1,565.2	$(463.9)	(30%)

15	Contingency	0.0	500.0	(500.0)	0%

16	Total GUC Trust Expenses	$1,412.1	$2,438.2	($1,026.1)	(42%)

(1) Reflective of expenses incurred and accrued for work performed during the 3 months ended September 30, 2016. Excludes any true-up from reversal of prior quarter accruals.

(2) Per 8-K filed November 17, 2015